                                  EXHIBIT 24(b)
                                  -------------


                             POWERS OF ATTORNEY FOR
                         DAVID L. BICKELHAUPT, ROBERT J.
                         MURCHAKE AND DAVID J. D'ANTONI



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                                POWER OF ATTORNEY


         Know all men by these presents, that the undersigned hereby constitutes and appoints Robert L. Bailey, Urlin G. Harris, Jr., and John R. Lowther, and each of them (with full power to each of them to act alone), as his true and lawful attorney-in-fact and agent, with full power of substitution and resubstitution, for him and in his name, place and stead, in any and all capacities, to sign any and all Registration Statements on Form S-8 and any and all amendments thereto (including post-effective amendments) to register under the Securities Act of 1933, as amended, any common shares, without par value, of State Auto Financial Corporation, an Ohio corporation (the "Company"), for sale pursuant to any and all of the Company's stock option plans, including without limitation the Company's 1991 Stock Option Plan, as amended, 1991 Directors' Stock Option Plan, and 1991 Employee Stock Purchase and Dividend Reinvestment Plan and Trust, as amended, and to file the same, with all exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or any of them, or their substitutes, may lawfully do or cause to be done by virtue hereof.



Dated:  May 30, 1996                              /s/ David L. Bickelhaupt
                                                 -------------------------
                                                 David L. Bickelhaupt

                                POWER OF ATTORNEY


         Know all men by these presents, that the undersigned hereby constitutes and appoints Robert L. Bailey, Urlin G. Harris, Jr., and John R. Lowther, and each of them (with full power to each of them to act alone), as his true and lawful attorney-in-fact and agent, with full power of substitution and resubstitution, for him and in his name, place and stead, in any and all capacities, to sign any and all Registration Statements on Form S-8 and any and all amendments thereto (including post-effective amendments) to register under the Securities Act of 1933, as amended, any common shares, without par value, of State Auto Financial Corporation, an Ohio corporation (the "Company"), for sale pursuant to any and all of the Company's stock option plans, including without limitation the Company's 1991 Stock Option Plan, as amended, 1991 Directors' Stock Option Plan, and 1991 Employee Stock Purchase and Dividend Reinvestment Plan and Trust, as amended, and to file the same, with all exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or any of them, or their substitutes, may lawfully do or cause to be done by virtue hereof.



Dated:  May 30, 1996                           /s/ Robert J. Murchake
                                              -----------------------
                                              Robert J. Murchake

                                POWER OF ATTORNEY


         Know all men by these presents, that the undersigned hereby constitutes and appoints Robert L. Bailey, Urlin G. Harris, Jr., and John R. Lowther, and each of them (with full power to each of them to act alone), as his true and lawful attorney-in-fact and agent, with full power of substitution and resubstitution, for him and in his name, place and stead, in any and all capacities, to sign any and all Registration Statements on Form S-8 and any and all amendments thereto (including post-effective amendments) to register under the Securities Act of 1933, as amended, any common shares, without par value, of State Auto Financial Corporation, an Ohio corporation (the "Company"), for sale pursuant to any and all of the Company's stock option plans, including without limitation the Company's 1991 Stock Option Plan, as amended, 1991 Directors' Stock Option Plan, and 1991 Employee Stock Purchase and Dividend Reinvestment Plan and Trust, as amended, and to file the same, with all exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or any of them, or their substitutes, may lawfully do or cause to be done by virtue hereof.



Dated:  May 30, 1996                               /s/ David J. D'Antoni
                                                  ----------------------
                                                  David J. D'Antoni